Exhibit 31.1

CERTIFICATION PURSUANT TO

RULE 13a-14(a) AND 15d-14(a) UNDER THE

SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian K. Hutchison, certify that:

(1)	I have reviewed this quarterly report on Form 10-Q/A of Regeneration Technologies, Inc.; and

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Brian K. Hutchison	Dated: May 12, 2006
Brian K Hutchison
Chairman, President and Chief Executive Officer